UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2013 (June 19, 2013)

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Louisiana Street, Suite 2060 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 519-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 19, 2013, Crestwood Midstream Partners LP (“Crestwood Midstream”), Crestwood Holdings LLC (“Crestwood Holdings”), Inergy, L.P. (“Inergy, L.P.”), and Inergy Midstream, L.P. (“Inergy Midstream”) issued a joint press release announcing the completion of the acquisition of the general partner of Inergy, L.P. by Crestwood Holdings and the contribution of the general partner of Crestwood Midstream to Inergy, L.P. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

99.1	Joint Press Release dated June 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP

	By:	Crestwood Gas Services GP LLC its General Partner

Date: June 19, 2013	By:	/s/ Kelly J. Jameson

Kelly J. Jameson
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release dated June 19, 2013